UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2021 (February 16, 2021)

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38788	98-1155442
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Waterloo House, 1st Floor
100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices)

(441) 278-3455
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Background Information

As previously reported by Watford Holdings Ltd., a Bermuda exempted company (the “Company” or “Watford”), (i) on its Current Report on Form 8-K filed October 13, 2020 (the “October 13, 2020 8-K”), on October 9, 2020, the Company entered into (A) an Agreement and Plan of Merger (the “Original Merger Agreement”) with Arch Capital Group Ltd., a Bermuda exempted company (“Arch”), and Greysbridge Ltd., a Bermuda exempted company limited by shares and wholly owned subsidiary of Arch (“Merger Sub”) and (B) a Voting and Support Agreement (the “Arch Voting Agreement”) with Arch Reinsurance Ltd. (“ARL”) and Gulf Reinsurance Ltd. (“GRL”), each a subsidiary of Arch and (ii) on its Current Report on Form 8-K filed November 2, 2020 (the “November 2, 2020 8-K”), on November 2, 2020, the Company entered into Amendment No. 1  to the Original Merger Agreement (the “Amendment” and, the Original Merger Agreement as amended by the Amendment, the “Merger Agreement”).  In addition, on November 2, 2020, Arch assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Holdco”), a newly-formed company organized by Arch for the purpose of facilitating the merger.  If the merger is completed, ARL will own 40% of Holdco, certain investment funds managed by Kelso & Company (“Kelso”) will own 30% of Holdco and certain investment funds managed by Warburg Pincus LLC (“Warburg Pincus”) will own 30% of Holdco.

Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Holdco (the “Surviving Company”).  Pursuant to the Arch Voting Agreement, among other things, ARL and GRL have agreed to vote all shares of the Company’s issued and outstanding common share, par value $0.01 per share (the “Common Shares”), and issued and outstanding 8½% Cumulative Redeemable Preference Share of the Company (the “Preference Shares”) owned by them in favor of the adoption of the Merger Agreement and to not transfer any such shares, subject to the conditions set forth in the Arch Voting Agreement.

For more information about the Merger Agreement, see the October 13, 2020 8-K and the November 2, 2020 8-K.  For more information about the Arch Voting Agreement, see the October 13, 2020 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Kelso and WP Windstar Voting and Support Agreements

On February 16, 2021, ARL sold (i) an aggregate of 230,400 Common Shares to Kelso Investment Associates X, L.P., KEP X, LLC, and KSN Fund X, L.P. (collectively, the “Kelso Funds”), which are affiliates of Kelso, and (ii) 230,400 Common Shares to WP Windstar Investments Ltd (“WP Windstar”), which is an affiliate of Warburg Pincus, in each case, at a purchase price of $34.66 per Common Share, which was the then current market price of the Common Shares (based on the closing sale price of the Common Shares on the Nasdaq Global Select Market on February 12, 2021) (such sales collectively, the “Arch Sales”).  In connection with the Arch Sales, on February 16, 2021, the Company entered into a waiver to the Arch Voting Agreement with ARL and GRL in order to permit the Arch Sales to the Kelso Funds and WP Windstar.  In addition and as a condition to the Company’s willingness to provide such waiver and permit the Arch Sales, on February 16, 2021, the Company also entered into (i) a Voting and Support Agreement with the Kelso Funds (the “Kelso Voting Agreement”) and (ii) a Voting and Support Agreement with WP Windstar (the “WP Windstar Voting Agreement” and together with the Kelso Voting Agreement, the “Kelso and WP Windstar Voting Agreements”), which are substantially similar to the Arch Voting Agreement and pursuant to which the Kelso Funds and WP Windstar agreed, among other things, to vote any Common Shares or Preference Shares owned by them (i) in favor of the adoption of the Merger Agreement and (ii) against any proposal, other action, amendment or other change to the Company’s memorandum of association or bye-laws or any other material change in the Company’s corporate structure or business that would reasonably be expected to impede or adversely affect in any material respect the merger or any of the other transactions contemplated by the Merger Agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, or the applicable Kelso and WP Windstar Voting Agreement. The Kelso Funds and WP Windstar also agreed to not tender, transfer, grant any proxies or powers of attorney with respect to Common Shares they own or enter into any voting agreement inconsistent with the applicable Kelso and WP Windstar Voting Agreement.

The Kelso and WP Windstar Voting Agreements will automatically terminate upon the earliest to occur of (a) the closing of the Merger, (b) the date that the Merger Agreement is terminated, (c) an adverse recommendation change and (d) the delivery of written notice of termination of the applicable Kelso and WP Windstar Voting Agreement by the Company to the Kelso Funds or WP Windstar, as applicable. Certain provisions (such as those relating to expenses, amendment, waiver and governing law) will survive the termination of the Kelso and WP Windstar Voting Agreements.

The foregoing description of the Kelso and WP Windstar Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Kelso Voting Agreement filed as Exhibit 10.1 hereto and the WP Windstar Voting Agreement filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
10.1	Voting and Support Agreement, dated as of February 16, 2021, by and among Watford Holdings Ltd., Kelso Investment Associates X, L.P., KEP X, LLC, and KSN Fund X, L.P.
10.2	Voting and Support Agreement, dated as of February 16, 2021, by and between Watford Holdings Ltd. and WP Windstar Investments Ltd.

Cautionary Note Regarding Forward-looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward−looking statements. This report or any other written or oral statements made by or on behalf of Watford and its subsidiaries may include forward−looking statements, which reflect Watford’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this report are forward−looking statements.  Forward−looking statements can generally be identified by the use of forward−looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward−looking statements involve Watford’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements.  A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: one or more closing conditions to the Merger, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger, or that the required approval of the Merger Agreement by the shareholders of Watford may not be obtained; the business of Watford may suffer as a result of uncertainty surrounding the Merger and there may be challenges with employee retention as a result of the pending Merger; the Merger may involve unexpected costs, liabilities or delays; legal proceedings may be initiated related to the Merger; an event, change or other circumstance may occur that could give rise to the termination of the Merger Agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement); adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and Watford’s ability to maintain and improve its ratings; investment performance; the loss of key personnel; the adequacy of Watford’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; Watford’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses Watford has acquired or may acquire into its existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to Watford of reinsurance to manage Watford’s gross and net exposures; the failure of others to meet their obligations to Watford; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in Watford’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to Watford or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Watford does not undertake any obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, on February 8, 2021, Watford filed with the SEC a revised preliminary proxy statement on Schedule 14A, and Watford and certain other persons, including Arch, the Kelso Funds and WP Windstar, filed with the SEC an amendment to their previously filed Schedule 13E-3 transaction statement. Following the filing of the definitive proxy statement with the SEC, Watford will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the definitive proxy statement, as well as other filings containing information about Watford, free of charge, from the SEC’s web site (www.sec.gov). Investors may also obtain Watford’s SEC filings in connection with the transaction, free of charge, by directing a request to Watford Holdings Ltd., Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

Participants in the Solicitation

Watford and its directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Watford’s directors and executive officers is available in its definitive proxy statement for its 2020 annual meeting of shareholders filed with the SEC on April 14, 2020. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the transaction when it becomes available. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 19, 2020

WATFORD HOLDINGS LTD.

By:	/s/ Jonathan D. Levy
	Name:	Jonathan D. Levy
	Title:	Chief Executive Officer

Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT, dated as of February 16, 2021 (this “Agreement”), is made and entered into by and between WATFORD HOLDINGS LTD., a Bermuda exempted company (the “Company”), and THE UNDERSIGNED SHAREHOLDERS (collectively, the “Shareholders” and each, a “Shareholder”) of the Company.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Company, Arch Capital Group Ltd., a Bermuda exempted company limited by shares (“Parent”), and Greysbridge Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving company as a wholly owned subsidiary of Parent;

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Company and Arch Reinsurance Ltd. (“Arch”) entered into a Voting and Support Agreement, dated as of October 9, 2020 (the “Arch Voting and Support Agreement”), pursuant to which Arch agreed to vote the common shares of the Company owned by Arch in favor of the Merger, as set forth therein;

WHEREAS, subsequent to entering into the Merger Agreement and the Arch Voting and Support Agreement, and pursuant to that certain Purchase Agreement, dated as of February 16, 2021 (the “Purchase Agreement”), by and between each Shareholder and Arch, Arch sold to the Shareholders, and the Shareholders purchased from Arch, the Shares (the “Sale”);

WHEREAS, in connection with the Sale and pursuant to the terms of the Purchase Agreement, each Shareholder agreed to enter into this Agreement and vote the Shares in favor of the Merger;

WHEREAS, as of the date hereof, each Shareholder is the record or beneficial owner of the number and type of equity interests of the Company (“Shares”) set forth on Schedule A hereto (the shares listed on Schedule A (as it may be amended pursuant to Section 5 of this Agreement), together with any additional Shares or other voting securities of the Company which such Shareholder owns of record or beneficially as of the date hereof or of which such Shareholder acquires after the date hereof record or beneficial ownership, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, redesignation or exchange, upon exercise or conversion of any options, warrants or other securities, or otherwise, “Covered Shares”);

WHEREAS, as a condition and inducement to the Company’s willingness to waive Arch’s compliance with the transfer restrictions related to the Shares under the Arch Voting and Support Agreement in connection with the Sale, the Company and each Shareholder are entering into this Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Company and each Shareholder hereby agree as follows:

AGREEMENT

1.          Agreement to Vote.  From the date hereof until the earlier of the Termination Date (as defined below) or the receipt of the Company Shareholder Approval, each Shareholder irrevocably and unconditionally agrees that it shall at any meeting of the shareholders of the Company (whether annual, special or otherwise and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company, however proposed: (a) when a meeting is held, appear at such meeting or otherwise cause its Covered Shares that are owned by such Shareholder as of the date of such meeting to be counted as present thereat for the purpose of establishing a quorum, and when a written consent is proposed, respond to each request by the Company for written consent, and (b) vote or consent, or cause to be voted at such meeting or cause such consent to be granted with respect to, all Covered Shares that are owned by such Shareholder as of the date of such meeting or consent (i) in favor of the Merger and the adoption of the Merger Agreement and the Statutory Merger Agreement (each as they may be amended from time to time), and in favor of each of the other transactions contemplated by the Merger Agreement and the Statutory Merger Agreement of which approval of the Company’s shareholders is solicited, and (ii) against (A) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between or involving the Company and any other Person that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, (B) any other action that would be reasonably likely to result in any conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, (C) any amendment or other change to the Company Memorandum of Association or Company Bye-laws that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, and (D) any other material change in the Company’s corporate structure or business that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement or the Statutory Merger Agreement.

2.          No Inconsistent Agreements.  Each Shareholder hereby represents, covenants and agrees, solely as to itself and on its own behalf, that, except as contemplated by this Agreement, such Shareholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or other agreement that directly or indirectly addresses voting with respect to any Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with such Shareholder’s obligations pursuant to this Agreement.

3.          Termination.  This Agreement shall terminate upon the earliest of (a) the Closing, (b) the date that the Merger Agreement is terminated, (c) an Adverse Recommendation Change and (d) the delivery of written notice of termination of this Agreement by the Company to the Shareholders (such earliest date, the “Termination Date”); provided, that the provisions set forth in Sections 10 and 12 through 24 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

4.          Representations and Warranties of the Shareholders.  Each Shareholder hereby represents and warrants, solely as to itself and on its own behalf, to the Company as follows:

(a)          Schedule A lists all shares and other equity interests owned of record or beneficially by such Shareholder in the Company as of the date hereof.  Schedule A lists all options, warrants and other securities convertible into or exercisable or exchangeable for shares and other equity interests in the Company owned of record or beneficially by such Shareholder as of the date hereof.  Except as set forth on Schedule A, as of the date hereof, such Shareholder does not own of record or beneficially any voting securities or other equity securities in the Company or any securities convertible into or exercisable or exchangeable for any such voting securities or other equity securities.  Such Shareholder does not own of record any shares which are beneficially owned by a third Person.

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(b)          Such Shareholder is the record or beneficial owner of, and has good and valid title to, all Covered Shares as of the date hereof, free and clear of all liens, pledges, restrictions and other encumbrances (a “Lien”), other than (i) as created by this Agreement, (ii) as created by any applicable securities Laws, (iii) under the Company Memorandum of Association or Company Bye-Laws or (iv) as would not impair such Shareholder’s ability to perform its obligations under this Agreement.  Such Shareholder has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights.  Such Covered Shares are not subject to any voting trust agreement or other contract, in each case that is inconsistent with this Agreement, to which such Shareholder is a party restricting or otherwise relating to the voting or sale (constructive or otherwise), transfer, pledge, hypothecation, grant, gift, encumbrance, assignment or other disposal (collectively, “Transfer”) of such Covered Shares.  Such Shareholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to such Covered Shares, except as contemplated by this Agreement.

(c)          Such Shareholder has full legal power and capacity to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder.  This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(d)          Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of such Shareholder for the execution, delivery and performance of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby and (ii) none of the execution, delivery or performance of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of such Shareholder pursuant to, any contract to which such Shareholder is a party or by which such Shareholder or any property or asset of such Shareholder is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to such Shareholder or any of the Shareholder’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of such Shareholder to perform its obligations hereunder on a timely basis.

(e)          There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against such Shareholder or, to the actual knowledge of such Shareholder, any other Person or, to the actual knowledge of such Shareholder, threatened against each Shareholder that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Company of its rights under this Agreement or the performance by such Shareholder of its obligations under this Agreement on a timely basis.

(f)          Such Shareholder understands and acknowledges that the Company is waiving Arch’s compliance with the transfer restrictions related to the Shares under the Arch Voting and Support Agreement in connection with the Sale in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations and warranties and covenants of such Shareholder contained herein and would not consent to the Sale if such Shareholder did not enter into this Agreement.

5.          Certain Covenants of the Shareholders.  Each Shareholder hereby covenants and agrees, solely as to itself and on its own behalf, as follows:

(a)          Except as contemplated hereby and until the earliest of the Termination Date or the receipt of the Company Shareholder Approval, such Shareholder shall not (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any contract with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement or (iv) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement in any material respect.  Any Transfer in violation of this Section 5(a) shall be void.

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(b)          In the event that such Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by such Shareholder set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests shall automatically become subject to the terms of this Agreement.  Such Shareholder shall promptly notify the Company of any such event.

6.          [Reserved].

7.          No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder that owns such Covered Shares, and, except as otherwise provided herein, the Company shall have no authority to direct any Shareholder in the voting or disposition of any Covered Shares.

8.          Disclosure.  Each party hereto hereby authorizes the Company to publish and disclose in any announcement or disclosure the Shareholders’ identity and ownership of the Covered Shares and the nature of the Shareholders’ obligations under this Agreement, and to disclose a copy of this Agreement, in each case, to the extent required by applicable Law.

9.          Merger Agreement.  Each Shareholder hereby acknowledges receipt of, and has had an opportunity to read and understand, the Merger Agreement (including any exhibits and schedules thereto).

10.          Expenses.  Except as otherwise expressly provided herein, the Shareholders, on the one hand, and the Company, on the other hand, shall pay all of their own expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement.

11.          Further Assurances.  From time to time, at the request of the other parties hereto and without further consideration, each party hereto shall take such further action as may reasonably be deemed by any of the other parties hereto to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

12.          Amendment or Supplement.  This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto.

13.          Waiver.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.  Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party or by a duly authorized officer on behalf of such party.

14.          Interpretation.  When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated.  The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require.  Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.  References to a Person are also to its permitted successors and assigns.  Unless otherwise specifically indicated, all references to “$” will be deemed references to the lawful money of the United States of America.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.

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15.          Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if sent by facsimile or electronic mail (provided, however, that notice given by facsimile or email shall not be effective unless either (i) a duplicate copy of such facsimile or email notice is promptly given by one of the other methods described in this Section 15 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by facsimile or email or any other method described in this Section 15; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next- day courier; or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)          If to the Shareholders:

c/o Kelso & Company
320 Park Avenue, 24th Floor
New York, NY 10022
Attention: William Woo
Email: wwoo@kelso.com

with copies to (which shall not constitute notice):

Debevoise & Plimpton, LLP
919 Third Avenue
New York NY 10022
Attention: Michael A. Diz
Email: madiz@debevoise.com

(ii)          If to the Company:

Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email:	lbr@watfordholdings.com
Attention:	Laurence Richardson

with copies to (which shall not constitute notice):

Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York  10019
Email:	gary.boss@cliffordchance.com john.healy@cliffordchance.com
Attention:	Gary Boss John A. Healy

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16.          Entire Agreement.  This Agreement constitutes the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.

17.          No Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit, claim or remedy of any nature under or by reason of this Agreement.

18.          Non-Recourse.  This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement may only be brought against, the Persons that are expressly named as parties to this Agreement.  Except to the extent named as a party to this Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or representative of any party to this Agreement will have any Liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or Liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement.

19.          Governing Law.  THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.

20.          Specific Enforcement; Jurisdiction; Venue.  The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement, including failing to take such actions as are required of them hereunder to consummate the transactions contemplated hereby.  It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.  The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.  In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court, in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda.  Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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21.          Assignment; Successors.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

22.          Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 22 with respect thereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

23.          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 23.

24.          Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

25.          Affiliates.  Each Shareholder hereby covenants and agrees that it shall cause each of its respective Affiliates to comply with this Agreement as if each such Affiliate was itself a party to this Agreement.  For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person, except, in the case of each Shareholder, any portfolio company of any investment fund affiliated with such Shareholder.  For purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

[The remainder of this page is intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the Company and each Shareholder have caused to be executed or executed this Agreement as of the date first written above.

WATFORD HOLDINGS LTD.

By:	/s/ Laurence B. Richardson
	Name:	Laurence B. Richardson
	Title:	COO

[Voting and Support Agreement]

KELSO INVESTMENT ASSOCIATES X, L.P.

By: Kelso GP X, L.P., its general partner
By: Kelso GP X, LLC, its general partner

By:	/s/ William Woo
Name:	William Woo
Title:	Managing Member

KEP X, LLC

By: Kelso GP X, L.P., its general partner
By: Kelso GP X, LLC, its general partner

By:	/s/ William Woo
Name:	William Woo
Title:	Managing Member

KSN FUND X, L.P.

By: Kelso GP X, L.P., its general partner
By: Kelso GP X, LLC, its general partner

By:	/s/ William Woo
Name:	William Woo
Title:	Managing Member

SCHEDULE A

Each Shareholder owns the number of common shares, par value $0.01 per share, set forth opposite such Shareholder’s name below:

Shareholder	Shares
Kelso Investment Associates X, L.P.	204,153
KEP X, LLC	22,459
KSN Fund X, L.P.	3,788
Total	230,400

Sch. A-1

Exhibit 10.2

Execution Version

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT, dated as of February 16, 2021 (this “Agreement”), is made and entered into by and between WATFORD HOLDINGS LTD., a Bermuda exempted company (the “Company”), and THE UNDERSIGNED SHAREHOLDER (the “Shareholder”) of the Company.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Company, Arch Capital Group Ltd., a Bermuda exempted company limited by shares (“Parent”), and Greysbridge Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving company as a wholly owned subsidiary of Parent;

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Company and Arch Reinsurance Ltd. (“Arch”) entered into a Voting and Support Agreement, dated as of October 9, 2020 (the “Arch Voting and Support Agreement”), pursuant to which Arch agreed to vote the common shares of the Company owned by Arch in favor of the Merger, as set forth therein;

WHEREAS, subsequent to entering into the Merger Agreement and the Arch Voting and Support Agreement, and pursuant to that certain Purchase Agreement, dated as of February 16, 2021 (the “Purchase Agreement”), by and between the Shareholder and Arch, Arch sold to the Shareholder, and the Shareholder purchased from Arch, the Shares (the “Sale”);

WHEREAS, in connection with the Sale and pursuant to the terms of the Purchase Agreement, the Shareholder agreed to enter into this Agreement and vote the Shares in favor of the Merger;

WHEREAS, as of the date hereof, the Shareholder is the record or beneficial owner of the number and type of equity interests of the Company (“Shares”) set forth on Schedule A hereto (the shares listed on Schedule A (as it may be amended pursuant to Section 5 of this Agreement), together with any additional Shares or other voting securities of the Company which the Shareholder owns of record or beneficially as of the date hereof or of which the Shareholder acquires after the date hereof record or beneficial ownership, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, redesignation or exchange, upon exercise or conversion of any options, warrants or other securities, or otherwise, “Covered Shares”);

WHEREAS, as a condition and inducement to the Company’s willingness to waive Arch’s compliance with the transfer restrictions related to the Shares under the Arch Voting and Support Agreement in connection with the Sale, the Company and the Shareholder are entering into this Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the Shareholder hereby agree as follows:

AGREEMENT

1.          Agreement to Vote.  From the date hereof until the earlier of the Termination Date (as defined below) or the receipt of the Company Shareholder Approval, the Shareholder irrevocably and unconditionally agrees that it shall at any meeting of the shareholders of the Company (whether annual, special or otherwise and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company, however proposed: (a) when a meeting is held, appear at such meeting or otherwise cause its Covered Shares that are owned by the Shareholder as of the date of such meeting to be counted as present thereat for the purpose of establishing a quorum, and when a written consent is proposed, respond to each request by the Company for written consent, and (b) vote or consent, or cause to be voted at such meeting or cause such consent to be granted with respect to, all Covered Shares that are owned by the Shareholder as of the date of such meeting or consent (i) in favor of the Merger and the adoption of the Merger Agreement and the Statutory Merger Agreement (each as they may be amended from time to time), and in favor of each of the other transactions contemplated by the Merger Agreement and the Statutory Merger Agreement of which approval of the Company’s shareholders is solicited, and (ii) against (A) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between or involving the Company and any other Person that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, (B) any other action that would be reasonably likely to result in any conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, (C) any amendment or other change to the Company Memorandum of Association or Company Bye-laws that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, and (D) any other material change in the Company’s corporate structure or business that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement or the Statutory Merger Agreement.

2.          No Inconsistent Agreements.  The Shareholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, the Shareholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or other agreement that directly or indirectly addresses voting with respect to any Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with the Shareholder’s obligations pursuant to this Agreement.

3.          Termination.  This Agreement shall terminate upon the earliest of (a) the Closing, (b) the date that the Merger Agreement is terminated, (c) an Adverse Recommendation Change and (d) the delivery of written notice of termination of this Agreement by the Company to the Shareholder (such earliest date, the “Termination Date”); provided, that the provisions set forth in Sections 10 and 12 through 24 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

4.          Representations and Warranties of the Shareholder.  The Shareholder hereby represents and warrants to the Company as follows:

(a)          Schedule A lists all shares and other equity interests owned of record or beneficially by the Shareholder in the Company as of the date hereof.  Schedule A lists all options, warrants and other securities convertible into or exercisable or exchangeable for shares and other equity interests in the Company owned of record or beneficially by the Shareholder as of the date hereof.  Except as set forth on Schedule A, as of the date hereof, the Shareholder does not own of record or beneficially any voting securities or other equity securities in the Company or any securities convertible into or exercisable or exchangeable for any such voting securities or other equity securities.  the Shareholder does not own of record any shares which are beneficially owned by a third Person.

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(b)          The Shareholder is the record or beneficial owner of, and has good and valid title to, all Covered Shares as of the date hereof, free and clear of all liens, pledges, restrictions and other encumbrances (a “Lien”), other than (i) as created by this Agreement, (ii) as created by any applicable securities Laws, (iii) under the Company Memorandum of Association or Company Bye-Laws or (iv) as would not impair the Shareholder’s ability to perform its obligations under this Agreement.  The Shareholder has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights.  Such Covered Shares are not subject to any voting trust agreement or other contract, in each case that is inconsistent with this Agreement, to which the Shareholder is a party restricting or otherwise relating to the voting or sale (constructive or otherwise), transfer, pledge, hypothecation, grant, gift, encumbrance, assignment or other disposal (collectively, “Transfer”) of such Covered Shares.  The Shareholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to such Covered Shares, except as contemplated by this Agreement.

(c)          The Shareholder has full legal power and capacity to execute and deliver this Agreement and to perform the Shareholders’ obligations hereunder.  This Agreement has been duly and validly executed and delivered by the Shareholder and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(d)          Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of the Shareholder for the execution, delivery and performance of this Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby and (ii) none of the execution, delivery or performance of this Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Shareholder pursuant to, any contract to which the Shareholder is a party or by which the Shareholder or any property or asset of the Shareholder is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to the Shareholder or any of the Shareholder’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Shareholder to perform its obligations hereunder on a timely basis.

(e)          There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against the Shareholder or, to the actual knowledge of the Shareholder, any other Person or, to the actual knowledge of the Shareholder, threatened against the Shareholder that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Company of its rights under this Agreement or the performance by the Shareholder of its obligations under this Agreement on a timely basis.

(f)          The Shareholder understands and acknowledges that the Company is waiving Arch’s compliance with the transfer restrictions related to the Shares under the Arch Voting and Support Agreement in connection with the Sale in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties and covenants of the Shareholder contained herein and would not consent to the Sale if the Shareholder did not enter into this Agreement.

5.          Certain Covenants of the Shareholder.  The Shareholder hereby covenants and agrees as follows:

(a)          Except as contemplated hereby and until the earliest of the Termination Date or the receipt of the Company Shareholder Approval, the Shareholder shall not (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any contract with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement or (iv) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement in any material respect.  Any Transfer in violation of this Section 5(a) shall be void.

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(b)          In the event that the Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by the Shareholder set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests shall automatically become subject to the terms of this Agreement.  The Shareholder shall promptly notify the Company of any such event.

6.          [Reserved].

7.          No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and, except as otherwise provided herein, the Company shall have no authority to direct the Shareholder in the voting or disposition of any Covered Shares.

8.          Disclosure.  Each party hereto hereby authorizes the Company to publish and disclose in any announcement or disclosure the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement, and to disclose a copy of this Agreement, in each case, to the extent required by applicable Law.

9.          Merger Agreement.  The Shareholder hereby acknowledges receipt of, and has had an opportunity to read and understand, the Merger Agreement (including any exhibits and schedules thereto).

10.          Expenses.  Except as otherwise expressly provided herein, the Shareholder, on the one hand, and the Company, on the other hand, shall pay all of their own expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement.

11.          Further Assurances.  From time to time, at the request of the other parties hereto and without further consideration, each party hereto shall take such further action as may reasonably be deemed by any of the other parties hereto to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

12.          Amendment or Supplement.  This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto.

13.          Waiver.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.  Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party or by a duly authorized officer on behalf of such party.

14.          Interpretation.  When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated.  The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require.  Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.  References to a Person are also to its permitted successors and assigns.  Unless otherwise specifically indicated, all references to “$” will be deemed references to the lawful money of the United States of America.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.

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15.          Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if sent by facsimile or electronic mail (provided, however, that notice given by facsimile or email shall not be effective unless either (i) a duplicate copy of such facsimile or email notice is promptly given by one of the other methods described in this Section 15 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by facsimile or email or any other method described in this Section 15; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next- day courier; or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)          If to the Shareholder:

c/o Warburg Pincus LLC
450 Lexington Avenue
New York, NY 10017
Attention: General Counsel
Facsimile: (212) 878-9351
Email: notices@warburgpincus.com

with copies to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY  10019
Attention:  Mark F. Veblen
Facsimile:  (212) 403-2000
E-mail:   MFVeblen@wlrk.com

(ii)          If to the Company:

Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email:	lbr@watfordholdings.com
Attention:	Laurence Richardson

with copies to (which shall not constitute notice):

Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York  10019
Email:	gary.boss@cliffordchance.com john.healy@cliffordchance.com
Attention:	Gary Boss John A. Healy

16.          Entire Agreement.  This Agreement constitutes the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.

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17.          No Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit, claim or remedy of any nature under or by reason of this Agreement.

18.          Non-Recourse.  This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement may only be brought against, the Persons that are expressly named as parties to this Agreement.  Except to the extent named as a party to this Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or representative of any party to this Agreement will have any Liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or Liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement.

19.          Governing Law.  THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.

20.          Specific Enforcement; Jurisdiction; Venue.  The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement, including failing to take such actions as are required of them hereunder to consummate the transactions contemplated hereby.  It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.  The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.  In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court, in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda.  Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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21.          Assignment; Successors.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

22.          Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 22 with respect thereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

23.          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 23.

24.          Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

25.          Affiliates.  The Shareholder hereby covenants and agrees that it shall cause each of its Affiliates to comply with this Agreement as if each such Affiliate was itself a party to this Agreement.  For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person, except, in the case of the Shareholder, any portfolio company of any investment fund affiliated with the Shareholder.  For purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

[The remainder of this page is intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the Company and the Shareholder have caused to be executed or executed this Agreement as of the date first written above.

WATFORD HOLDINGS LTD.

By:	/s/ Laurence B. Richardson
	Name:	Laurence B. Richardson
	Title:	COO

[Voting and Support Agreement]

WP WINDSTAR INVESTMENTS LTD

By:	/s/ David Sreter
	Name:	David Sreter
	Title:	Director

[Voting and Support Agreement]

SCHEDULE A

The Shareholder owns 230,400 common shares, par value $0.01 per share.

Sch. A-1